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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-50543 of kforce.com, Inc., formerly known as Romac International, Inc., on Form S-8 of our report dated May 31, 2001, appearing in the Annual Report on Form 11-K of the kforce.com, Inc. 401(k) Retirement Savings Plan for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP
June 29, 2001